UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  April 26, 2023

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 26, 2023, Alzamend Neuro, Inc. (the “Company”) convened its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on March 31, 2023, the record date for the Annual Meeting, 96,940,124 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal One: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors, to serve until the close of the Company’s 2024 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal:

	For	Against	Abstain	Broker Non-Votes
William B. Horne	48,331,149	1,608,194	101,645	0
Stephan Jackman	48,764,875	932,276	343,837	0
Henry C.W. Nisser	48,356,036	1,331,634	353,318	0
Mark Gustafson	49,173,713	519,189	348,086	0
Lynne F. McGrath	48,800,233	890,218	350,537	0
Andrew H. Woo	49,165,224	527,277	348,487	0
Jeffrey Oram	46,688,974	2,996,276	355,738	0

Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the executive compensation tables contained in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
48,354,282	1,332,190	354,516	0

Proposal No. 3: Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation. The stockholders approved, on a non-binding advisory basis, the frequency of the stockholder vote to approve the compensation of the Company’s Named Executive Officers as described in the Proxy Statement as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
39,734,366	712,873	9,530,011	63,738	0

In light of the voting results with respect to the stockholders’ advisory vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers (the “say-on-frequency proposal”), and in accordance with the recommendation of the Company’s Board of Directors, the Company will hold future advisory votes on the compensation of the Company’s Named Executive Officers every three years until the next stockholders advisory vote on the say-on-frequency proposal.

Proposal No. 4: Ratification of the Independent Registered Public Accounting Firm. The stockholders ratified the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023.

For	Against	Abstain	Broker Non-Votes
49,628,290	331,775	80,923	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: April 26, 2023	/s/ David J. Katzoff
David J. Katzoff Chief Financial Officer